Berger, Apple & Associates Ltd.
Certified Public Accountants
Established 1945

June 15, 2005

Randolph S. Hudson
CARTOON ACQUISITION, INC.
P.O. Box 202
Wyoming, NY 14591-0202

Subject: Resignation as Cartoon's Certifying Accountants

Dear Mr. Hudson:

Please be advised that as of January 1, 2004 we had resigned as certifying accountants for Cartoon Acquisition, Inc.

If you have any further questions, please do not hesitate to call me at (216) 514-4125.

Very truly yours,

BERGER, APPLE & ASSOCIATES, LTD.

Alan W. Berger, C.P.A.
Managing Partner

25550 Chagrin Blvd., Ste. 101, Beachwood, Ohio 44122
(216) 514.4125 Fax: (216) 292.9238